UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       FEBRUARY 3, 2006 (JANUARY 30, 2006)
                Date of Report (Date of earliest event reported)

                              EGPI FIRECREEK, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                     000-32507                  88-0345961
(State or other jurisdiction    (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)

                              6564 SMOKE TREE LANE
                              SCOTTSDALE, AZ 85253

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (480) 948-6581



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM  1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

AMENDMENT TO ADVISORY AGREEMENT

         On January 30, 2006, EGPI Firecreek, Inc. (the "Company") approved the extension and modification of an advisory agreement with Mr. Steven Antebi, as amended ("Advisory Agreement") dated July 12, 2005. The Advisory Agreement was amended to (i) reduce the listed strike price of a certain previously issued Warrant from $.06 per share of Common Stock to $.025 per share ("2005 Warrant");
(ii) provide for the issuance of an additional three (3) year warrant to purchase 4,000,000 shares of common stock at $.05 per share ("2006 Warrant") including certain registration rights for the underlying shares of common stock;
(iii) contain certain voting provisions for all shares available to be voted; and (iv) extend the term of the Advisory Agreement for a period of (16) months.

         The Advisory Agreement further provides that the 2005 warrant will be exercised for cash upon signing, which occurred on January 30, 2006. As a result, the Company received $100,000. The shares of common stock underlying the 2005 warrant were registered on the Company's Registration Statement on Form SB-2, declared effective in September 2005. The Company is preparing a Post-Effective Amendment reflecting this adjustment to the 2005 Warrant. The revised terms of the July 12, 2005 Warrant are listed in Exhibit 10.4 to this Current Report.

PREVIOUS FILINGS

         The Company previously reported on Current Report on Form 8-K filed February 14, 2005 that it had entered into Advisory Agreement with Antcamp Advisors LLC ("Antcamp") providing for Antcamp to provide certain consulting and advisory services to the Company.

         On July 12, 2005, the Company amended the Advisory Agreement and reflected the assignment of the Advisory Agreement to Mr. Steve Antebi on June 13, 2005. This amendment and modification was reported by the Company on Current Report Form 8-K filed on July 18, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

10.1 Extension and Amendment of Certain Provisions of Corporate Advisory Agreement between EGPI Firecreek, Inc. and Steven Antebi, dated January 30, 2006*

10.2     Warrant Certificate issued to Steven Antebi, dated January 30, 2006*
10.3 Warrant Certificate issued to Steven Antebi, dated July 12, 2005 (previously filed as Exhibit 10.25 to Registration Statement on Form SB-2/A filed on September 2, 2005 and incorporated herein by reference)**

10.4     Warrant  Certificate  containing  revised terms of  previously   issued
         warrant issued to Steven Antebi, dated July 12, 2005*

10.5 Extension and Amendment of Corporate Advisory Agreement between EGPI Firecreek, Inc. and Antcamp Advisors, LLC, dated June 13, 2005 (previously filed as Exhibit 10.25 to Registration Statement on Form SB-2/A filed on September 2, 2005 and incorporated herein by reference)**

10.6 Corporate Advisory Agreement between EGPI Firecreek, Inc. and Antcamp Advisors, LLC, dated February 9, 2005 (previously filed as Exhibit
         10.25 to Registration Statement on Form SB-2/A filed on September 2, 2005 and incorporated herein by reference)**

-----------------
* Filed herewith
** Previously filed

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




                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EGPI FIRECREEK, INC.
                                       (formerly Energy Producers, Inc.)

                                   By: /s/ DENNIS R. ALEXANDER
                                       -----------------------
                                       Chairman and Chief Financial Officer

February 3, 2006






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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
------   -----------

10.1 Extension and Amendment of Certain Provisions of Corporate Advisory Agreement between EGPI Firecreek, Inc. and Steven Antebi; dated January 30, 2006*

10.2     Warrant Certificate issued to Steven Antebi, dated January 30, 2006*

10.3 Warrant Certificate issued to Steven Antebi, dated July 12, 2005 (previously filed as Exhibit 10.25 to 10.2 Registration Statement on Form SB-2/A filed on September 2, 2005 and incorporated herein by reference)**

10.4     Warrant  Certificate  containing  revised terms of  previously   issued
         warrant issued to Steven Antebi, dated July 12, 2005*

10.5 Extension and Amendment of Corporate Advisory Agreement between EGPI Firecreek, Inc. and Antcamp Advisors, 10.3 LLC, dated June 13, 2005 (previously filed as Exhibit 10.25 to Registration Statement on Form SB-2/A filed on September 2, 2005 and incorporated herein by reference)**

10.6 Corporate Advisory Agreement between EGPI Firecreek, Inc. and Antcamp Advisors, LLC, dated February 9, 2005 (previously filed as Exhibit
         10.25 to Registration Statement on Form SB-2/A filed on September 2, 2005 and incorporated herein by reference)**

     * Filed herewith.
     ** Previously filed.